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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549



FORM 8-K



CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  December 17, 1999



CONSOLIDATED NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)



Delaware                 1-3196               13-0596475

  (State of incorporation)      (Commission           (IRS Employer
                                File Number)       Identification No.)




CNG Tower, 625 Liberty Avenue, Pittsburgh, PA  15222-3199

(Address of principal executive offices, including zip code)



Registrant's telephone number, including area code:  (412) 690-1000



Not Applicable

(Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS

On December 17, 1999, Dominion Resources, Inc. and Consolidated
Natural Gas Company issued a press release concerning the setting of an anticipated merger closing date of January 28, 2000. A copy of the press release is hereby incorporated by reference and made a part of this filing as Exhibit 1 hereto.


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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED NATURAL GAS COMPANY
                                         ________________________________
                                                   (Registrant)


                                          By        D. M. WESTFALL
                                           ______________________________
                                                   (D. M. Westfall)
                                                Senior Vice President,
                                                Nonregulated Business
                                              and Chief Financial Officer

December 21, 1999